UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2016 (November 21, 2016)

KALVISTA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36830	20-0915291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square

Building 200, Suite 2203

Cambridge, MA 02139

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (857) 999-0075

Building 227, Tetricus Science Park

Porton Down, Salisbury, Wiltshire,

United Kingdom, SP40JQ

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 23, 2016, KalVista Pharmaceuticals, Inc. (previously named Carbylan Therapeutics, Inc.) (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (“SEC”), announcing the completion of a business combination between the Company and KalVista Pharmaceutical Ltd. (“KalVista”), in accordance with the terms of a Share Purchase Agreement, dated as of June 15, 2016 (the “Share Purchase Agreement”), by and among the Company, KalVista, the shareholders of KalVista (each a “Seller” and collectively, the “Sellers”) and the Seller Representative (as defined therein). On November 21, 2016, pursuant to the Share Purchase Agreement, each Seller sold to the Company, and the Company purchased from each Seller, all of the ordinary and preferred shares of KalVista owned by such Seller in exchange for the issuance of a certain number of shares of common stock of the Company (the “Transaction”). In connection with the Transaction, the name of the surviving corporation was changed to “KalVista Pharmaceuticals, Inc.”

The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for KalVista, the accounting acquirer, including its unaudited consolidated financial statements for the six months ended October 31, 2016, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer and to provide the pro forma information required in connection with the Transaction. Accordingly, the Company is filing herewith as Exhibit 99.1 the information that would be included in a Quarterly Report on Form 10-Q for the period ended October 31, 2016, if KalVista were to file such form, and Exhibit 99.2 containing the pro forma information.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Original Filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Included in Exhibit 99.1 filed herewith are the unaudited consolidated financial statements of KalVista for the six months ended October 31, 2016, which are incorporated herein by reference. The Original Filing included the unaudited consolidated financial statements of KalVista for the three months ended July 31, 2016 and the audited consolidated financial statements of KalVista for the years ended April 30, 2015 and 2016.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company, including the unaudited pro forma combined balance sheet as of October 31, 2016, the unaudited pro forma combined statement of operations for the six months ended October 31, 2016, the unaudited pro forma combined statement of operations for the year ended April 30, 2016 and the notes related thereto are filed as Exhibit 99.2 and are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

By:	/s/ Benjamin L. Palleiko
Name:	Benjamin L. Palleiko
Title:	Chief Financial Officer

Date: December 20, 2016

Exhibit No.	Description

99.1	Form 10-Q disclosure information

99.2

Unaudited Pro Forma Combined Financial Statements of KalVista Pharmaceuticals, Inc.

Balance Sheet as of October 31, 2016

Statement of Operations for the Six Months Ended October 31, 2016

Statement of Operations for the Year Ended April 30, 2016

Notes to the Unaudited Pro Forma Combined Financial Statements